Addendum I

The Lease dated February 20, 2001 by and between SALVIO PACHECO SQUARE LLC, as Landlord, and JCM Partners, LLC, as Tenant, is hereby amended as follows:

1. The Term of the Lease shall be extended for five (5) years commencing March 1, 2006 and terminating February 28, 2011.

2. Base Rent:

Addendum Year	Base Rent Per Sq. Ft.	Monthly Installments

Year #1 Year #2 Year #3 Year #4 Year #5	$2.15 $2.20 $2.25 $2.30 $2.35	$16,195.95 $16,572.60 $16,949.25 $17,325.90 $17,702.55

3. The Security Deposit will be unchanged.

4. Lessee accepts the premises in “As Is” condition.

5. Lessor shall have no liability for lease commissions to any Realtor or Broker representing Lessee.

6. Except as expressly amended herein, all terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum I this 24th day of March, 2006.

LESSOR:	LESSEE:
JCM Partners, LLC, Sole Member of SALVIO PACHECO SQUARE, LLC	JCM Partners, LLC

By: _/s/ Gayle M. Ing	By: /s/ Gayle M. Ing

It’s: CEO	It’s: CEO

Notice Address:	Notice Address:

Salvio Pacheco Square LLC 2151 Salvio Street Suite 325 Concord, CA 94520	JCM Partners, LLC 2151 Salvio Street Suite 325 Concord, CA 94520